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                                                                   EXHIBIT 10.03





      JWH Global Portfolio Trust
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           Customer Name                                     Account Number







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                                      FOREIGN EXCHANGE
                                     ACCOUNT AGREEMENT


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                                       CIS FINANCIAL SERVICES, INC.


                                                         Suite 2300
                                                233 S. Wacker Drive
                                            Chicago, Illinois 60606

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                           FOREIGN EXCHANGE ACCOUNT AGREEMENT




      JWH Global Portfolio Trust
--------------------------------------                --------------------------
           Customer Name                                     Account Number


TO:  CIS Financial Services, Inc.
     233 S. Wacker Drive, Suite 2300
     Chicago, Illinois 60606

In consideration of the Agreement of CIS Financial Services, Inc. ("CISFS") to act as broker for the undersigned (hereinafter referred to as the "Customer") in any over-the-counter ("O.T.C.") Foreign Exchange transactions, the Customer agrees, in respect to all such O.T.C. Foreign Exchange accounts which the Customer now has or may at any time have with CISFS or its successors, including accounts from time to time closed and then reopened (each an "Account"), as follows:

================================================================================


1.  SCOPE OF THIS AGREEMENT; RISKS.

       All transactions, and all Contracts entered into between CISFS and the Customer, shall be governed by the terms of this Agreement except to the extent (if any) that CISFS shall agree in writing or notify the Customer in writing or by telex or telecopy that other or additional terms apply. Any proposals for, additions to, or modifications of this Agreement, absent written agreement by CISFS to the contrary, are hereby void. The terms of each Contract (as defined below) shall be as set forth in the confirmation relating thereto sent by CISFS to the Customer. The Customer understands and recognizes that transactions in Foreign Exchange are unregulated by any governmental entity or self-regulatory organization and that the activities of CISFS with respect to such transactions are therefore not supervised or subject to oversight. Bearing this in mind, the Customer represents that it is aware of the risks inherent in the trading of Foreign Exchange and is financially able to bear such risks and withstand any losses incurred.

2.  DEFINITIONS.

       For the purposes of this Agreement the following definitions apply:

       (a) BUSINESS DAY means, with respect to the United States, any day on which banks are open for business (other than a Saturday or Sunday) in New York City, and with respect to any country other than the United States, any day on which banks are open for business (other than a Saturday or Sunday) in the principal financial center of the relevant country.

       (b) CONTRACT means an agreement between CISFS and the Customer for the delivery of a specified amount of a specified currency in return for a specified amount of a different specified currency for settlement on a specified Value Date. The amounts of the two currencies are related by a specified price or rate. Furthermore, "Contract" means a Spot Contract or a Forward Contract (as defined below), or both, as the context of this Agreement requires.

       (c) DAILY CUTOFF means the point in time selected each Business Day by CISFS after which any Contract entered into will be considered to have as its Trade Date the next Business Day. The Daily Cutoff will occur at a time selected solely by CISFS and may vary from day to day.

       (d) FEDERAL BANKRUPTCY CODE means The Bankruptcy Code of 1978, 11 U.S.C. Section 101, et seq.

       (e) FOREIGN CURRENCY means the lawful currencies of the applicable countries as specified in Schedule 1 attached to this Agreement, which schedule may be amended from time to time by mutual agreement of CISFS and the Customer.

       (f) A FORWARD CONTRACT means a Contract where the Value Date is at least one Business Day later than the Business Day that would be the Value Date if the Contract were a Spot Contract. No Forward Contract shall have a Value Date later than the Business Day which is six months after the spot Value Date.

       (g) MARKET VALUE means the U.S. Dollar Value, determined by CISFS in its sole discretion, that CISFS determines it would receive if it sold the relevant collateral for immediate delivery in the relevant market.

       (h)  OPEN POSITION means any Contract that has not settled.

       (i) A SPOT CONTRACT means a Contract where the Value Date is the second Business Day following the Trade Date; provided, however, that with respect to any Spot Contract involving the European Currency Unit
            (ECU), the Value Date is the third Business Day following the Trade Date; provided further, however, that with respect to any Spot Contract involving only U.S. Dollars and Canadian Dollars, the Value Date is the next Business Day following the Trade Date.

       (j) TRADE DATE with respect to any Contract means the date on which the Contract is entered into between CISFS and the Customer, except in the case of any Contract entered into after the Daily Cutoff, but before the next U.S. Business Day, which shall have as its Trade Date the next U.S. Business Day.

       (k) U.S. DOLLAR VALUE means the amount of U.S. Dollars at any moment in time which would result from the conversion of the relevant Foreign Currency into U.S. Dollars at CISFS' then prevailing exchange rates for buying or selling, as applicable, such Foreign Currency.

       (l) VALUE DATE means, with respect to any Contract, the applicable settlement date specified in the confirmation relating to the particular Contract. A Value Date must be a Business Day in the United States and, for each Foreign Currency specified in the Contract, the country in which the Foreign Currency is the lawful currency.

Other capitalized terms in this Agreement shall have those meanings provided for herein.

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3.  HYPOTHECATION; COLLATERAL; ADDITIONAL COLLATERAL.

    (a) The Customer agrees that securities, including Collateral securities, and other property in the Customer's Account(s) may be carried in CISFS' general loans and may be pledged, repledged, hypothecated or rehypothecated separately or in common with other securities and property for the sum due to CISFS thereon or for a greater sum and without regard to whether or not such securities or property remain in the possession and control of CISFS.

    (b) As security for the Customer's obligations to CISFS hereunder, the Customer agrees to deposit and maintain collateral with CISFS at its head office in Chicago, Illinois, or other location or account as CISFS may direct ("the Collateral Account") as follows:

         (i) Only instruments in such form as specified in Schedule 2 of this Agreement shall be acceptable to CISFS as Collateral for the purposes of this Agreement. CISFS may change said schedule by notifying the Customer in writing. Any change shall be effective immediately upon receipt of such notice by the Customer. The value of any Collateral provided by the Customer shall be subject to the haircuts listed in Schedule 2 of this Agreement. CISFS' acceptance of any Collateral may be subject to other limitations and/or qualifications specified in Schedule 2 of this Agreement. The Customer shall execute and deliver such separate pledge or deposit agreements including without limitation, security agreements or financing statements, as may be requested by CISFS. Such Collateral, together with the Contracts and all other monies, securities, treasury bills and other property of the Customer now or any time hereafter delivered, conveyed, transferred, assigned or paid to CISFS or coming into CISFS' possession in any manner whatsoever are hereby pledged to CISFS and shall be subject to a security interest in CISFS' favor for the discharge of the Customer's obligations to CISFS under this Agreement and the Contracts. The Customer hereby represents and warrants to CISFS that the Customer holds good and marketable title to all Collateral and that the Collateral delivered to CISFS is free and clear of any and all liens, claims, pledges or encumbrances of any kind.

         (ii) The Customer agrees to maintain at all times with CISFS Collateral in such form and in such amount as CISFS may from time to time request orally or in writing. The Customer acknowledges that any changes regarding the amount and form of Collateral may also result in a request for additional Collateral. The Customer shall respond to such requests by immediately supplying sufficient additional Collateral.

       (iii) In all cases, Collateral shall be deemed received by CISFS when such Collateral shall be actually received in the Collateral Account and CISFS shall be notified of such receipt as determined by CISFS in its sole discretion.

   (c) CISFS will monitor on a daily basis, or more frequently as CISFS solely determines, the Customer's Collateral Account in the following manner:

        (i) CISFS will compute the Customer's "Total U.S. Dollar Market Value of Collateral" by aggregating (a) the U.S. Dollars in the Collateral Account, (b) the U.S. Dollar Value of any Foreign Currencies in the Collateral Account, and (c) the U.S. Dollar Value of the Market Value, as determined solely by CISFS, of other Collateral in the Collateral Account, subject to any and all haircuts, limitations, and qualifications listed in Schedule 2 of this Agreement.

       (ii) CISFS will compute the Customer's "Net U.S. Dollar Value of Gains and Losses on Open Positions" as follows:

             For each Open Position, the gain or loss, if any, is computed by assuming that the relevant Contract is offset in the market at the relevant foreign exchange rate then prevailing for the Value Date of the Contract, as determined solely by CISFS. The U.S. Dollar Value of these computed gains and/or losses, if any, is computed by assuming that the gain or loss is converted into U.S. Dollars in the market at the relevant foreign exchange rate then prevailing for the Value Date of the Contract, as determined solely by CISFS. The U.S. Dollar Value of the gain or loss of each Open Position will be aggregated together to determine the "Net U.S. Dollar Value of Gains and Losses on Open Positions."

      (iii) CISFS will compute the Customer's "Net Collateral" by netting together the "Net U.S. Dollar Value of Gains and Losses on Open Positions" and the "Total U.S. Dollar Market Value of Collateral."

       (iv) CISFS will compute the Customer's "Total Required Initial Collateral" and "Total Required Maintenance Collateral" amounts in the following manner:

             (1) For each Open Position that involves a particular set of two currencies, (e.g. all Contracts involving only British Pounds and German Marks) the quantity of that currency specified as the "Defined Currency" in Schedule 3 of this Agreement shall be divided by the quantity specified as the "Defined Quantity" in Schedule 3 of this Agreement. The result, which will be negative in instances when the Customer is short the first currency of the currency pair, and positive otherwise, will be called the "Unit-Equivalent."

             (2) The "Unit-Equivalent" of each Open Position will be multiplied by the amount specified in Schedule 3 of this Agreement as the "Required Initial Collateral per Unit- Equivalent" to determine the "Required Initial Collateral" for the particular Open Position.

             (3) The "Total Required Initial Collateral" is determined by aggregating the "Required Initial Collateral" for all Open Positions.

             (4) The "Unit-Equivalent" of each Open Position will be multiplied by the amount specified in Schedule 3 of this Agreement as the "Required Maintenance Collateral per Unit- Equivalent" to determine the "Required Maintenance Collateral" for the particular Open Position.

             (5) The "Total Required Maintenance Collateral" is determined by aggregating the "Required Maintenance Collateral" for all Open Positions.

             (6) CISFS may change Schedule 3 of this Agreement at any time by notifying the Customer verbally or in writing. Any change shall be effective immediately upon such notification. The Customer acknowledges that any changes regarding Schedule 3 of this Agreement may result in a request for additional Collateral. The Customer shall respond to such requests by immediately supplying sufficient additional Collateral.

   (d) The Customer agrees to maintain the Collateral Account at all times so that the following three conditions are met:

        (i) the "Total U.S. Dollar Market Value of Collateral" is greater than or equal to (USD) 250,000.00 (Two hundred fifty thousand), AND

       (ii) the "Total U.S. Dollar Market Value of Collateral" is greater than or equal to the "Total Required Initial Collateral," AND

      (iii) The "Net Collateral" is greater than or equal to the "Total Required Maintenance Collateral."

   (e)  If at any time one or more of the conditions listed in part (d) of section 3 of this Agreement are not met, the Customer shall be deemed to have a "Collateral Deficiency" and shall be obligated to immediately deliver sufficient additional Collateral to CISFS, and/or offset open positions so as to meet all of the said conditions.

        (i) When the Customer has a "Collateral Deficiency," it shall not create any new positions, and may trade only to offset existing

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             positions.

       (ii) If CISFS determines, in its sole discretion, that the Customer has a Collateral Deficiency, CISFS shall have the right to offset, close out, and/or liquidate any open positions in the Customer's Account, and any such offsetting, closing out, and/or liquidating transactions may be made in a manner solely determined by CISFS.

      (iii) The Customer agrees that additions to Collateral are due and must be paid immediately upon determination by CISFS, in its sole discretion, that there is a need for additional Collateral in any of the Customer's Accounts. The Customer hereby represents that it is able to effect same-day payment of U.S. Dollar funds to CISFS.

   (f) The Customer shall not make a request for the withdrawal of Collateral if the requested withdrawal will cause any of the conditions listed in part (d) of section 3 of this Agreement to not be met.

4.  TRADING.

   (a) The Customer acknowledges CISFS' right to limit, without notice to the Customer, the number and/or size of Open Positions which the Customer may maintain or acquire through CISFS.

   (b)  CISFS reserves the right to refuse to accept any order.

   (c) With respect to any Open Position which has as its Value Date the same date as the Value Date which would apply for Spot Contracts involving the same two currencies and entered into on the current day, CISFS reserves the right to require the Customer to offset the Open Position in the market or roll it in the market to a later Value Date.

   (d) If for any reason CISFS is unable to execute a Contract with its counterparty at the price quoted to the Customer, CISFS will have no obligation to the Customer to enter into the Contract with the Customer at the quoted price.

   (e) The Customer recognizes that exchange rates it may view on electronic market information screens (e.g. Reuters, Telerate, etc.) are only indications of exchange rates, and may or may not reflect actual exchange rates available to CISFS or the Customer.

5.  OFFSETTING CONTRACTS.

    Whenever there may exist in any of or between any of the Customer's foreign exchange accounts two or more open and opposite Contracts providing for the purchase and sale of the same foreign currency on the same Value Date, CISFS may, in its sole discretion, elect to treat the Contracts as a single transaction, and upon the Value Date of the Contracts, the net difference between the amounts payable under the contracts, and/or the net difference between the quantities of currency deliverable thereunder, shall be paid and/or delivered, as the case may be.

6.  DELIVERY OF FOREIGN CURRENCY.

    Delivery of foreign currency shall be made to the bank specified by the purchaser in a major city in the country in which the foreign currency is the legal tender. Unless otherwise agreed to by CISFS and the Customer in writing, the foreign currency shall be deliverable by cable or wire transfer. All payments to be made in U.S. Dollars shall be made by wire transfer of immediately available funds to a bank in a major U.S. city specified by the purchaser. CISFS may require payment of amounts due to it on any day simultaneously with or prior to payment of amounts due from it on that day. CISFS and the Customer shall both exchange, make use of, and periodically update and confirm standing payment instructions.

7.  EVENTS OF DEFAULT.

    The occurrence of one or more of the following events shall constitute a "Default" under this Agreement:

    (a) The Customer shall fail to pay any amount hereunder or under any Contract when due;

    (b) The Customer shall (i) have an order for relief entered with respect to it under the Federal Bankruptcy Code, (ii) not pay, or admit in writing its inability to pay its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property, (v) institute any proceedings seeking an order for relief under the Federal Bankruptcy Code or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action to authorize or affect any of the foregoing actions set forth in this subparagraph, or (vii) fail to contest in good faith any appointment or proceeding described in (c) below;

    (c) Without the application, approval or consent of the Customer, a receiver, trustee, examiner, liquidator, or similar official shall be appointed for the Customer or any substantial part of its property, or a proceeding described in (b) above shall be instituted against the Customer and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days;

    (d) Any court, government or governmental agency shall condemn, seize or otherwise appropriate or take custody or control of all or any substantial portion of the property of the Customer;

    (e) Any representation or warranty made by the Customer in this Agreement or the Contracts shall be materially false as of the date on which it was made, or Customer shall fail or omit to state any fact which is necessary to make the representations and warranties herein not misleading;

    (f) The Customer shall fail to comply with any of the terms or provisions of this Agreement or of any Contract;

    (g) The Customer fails to deliver sufficient additional Collateral upon request from CISFS;

    (h) The Customer shall fail to perform any term or provision of any Agreement to which it is a party, including but not limited to any foreign exchange contract, the effect of which is to cause an event of default or termination or similar event howsoever defined pursuant to any such agreement or

    (i) CISFS, in its sole discretion, considers it necessary for its protection to terminate this Agreement and exercises its remedies as provided below.

8.  REMEDIES.

    In the event any Default occurs, CISFS is authorized to offset and to sell or purchase for the Customer's account any Contract in any manner which CISFS shall deem necessary in its sole discretion and to dispose of, as CISFS deems appropriate, any or all of the Collateral held by CISFS and any of the Customer's other property or assets at any time held by CISFS or Cargill Investor Services, Inc. It is understood and agreed that any prior tender, demand or call of any kind from CISFS, or prior notice from CISFS, of the time and place of such sale or purchase shall not be considered a waiver of CISFS' right to sell or purchase any Collateral or to offset at any time as herein provided, nor shall CISFS' failure to make such a demand or call waive CISFS' right to take such action without such tender, demand, call or notice in the future. After deducting costs and expenses incurred in connection with any such actions, CISFS may apply any remaining proceeds to the payment of any other obligations the Customer may owe to CISFS pursuant to this Agreement or any Contract, and in the event such proceeds are insufficient for payment of all such obligations, the Customer shall, within 24 hours of CISFS giving notice orally or in writing, pay to CISFS the amount of such deficit, together with interest thereon for each day such deficit is outstanding and remains unpaid until paid at a rate per annum, on a 365 day year/actual number of days elapsed basis, equal to an overdraft

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    rate determined by CISFS in its sole discretion for the relevant Foreign
    Currency, or the Prime Rate (as quoted by Chase Manhattan Bank, New York) plus two percent for U.S. Dollars, plus all costs of collection, including reasonable attorneys' fees.

    Without limiting anything in the foregoing, if any Default as described in
    Section 8(b) or 8(c) occurs, then all amounts due or to become due by the Customer under this Agreement and under all Contracts shall immediately become due and payable, the Collateral Account shall be deemed closed, all Contracts shall be deemed Offset and all Collateral shall be deemed to have been applied to the obligations for the Customer under this Agreement and any Contracts all without any election, notice or action by CISFS and all without any liability on CISFS' part to the Customer or any third party. If any other Default shall occur, CISFS may, by notice either orally or in writing to the Customer, declare any or all amounts due or to become due by the Customer under this Agreement or under any Contracts to be due and payable, whereupon all of such amounts as CISFS shall designate and such notice shall become immediately due and payable and CISFS may take any and all of the following actions, all without any liability on CISFS' part to the Customer or any third party; (i) close the Cash and Collateral Account;
    (ii) offset, sell or assign any or all Contracts; and (iii) apply the Collateral as provided above.

    Nothing in the foregoing shall be deemed to waive, limit, terminate, modify, or otherwise change any rights or remedies available to CISFS of law or in equity, or the Customer's liability to CISFS for the payment of any debit balance owing in the accounts of the Customer with CISFS. The Customer is liable for any deficiency remaining in any such account or on any Contracts in the event of the offset or liquidation thereof, in whole or in part.

9.  AUTHORIZATION TO TRANSFER BETWEEN ACCOUNTS.

    CISFS may, without notice, transfer any money or other property interchangeably between any accounts of the Customer with CISFS or any of its affiliates, including Cargill Investor Services, Inc., except that any transfer from a commodity or securities account which is subject to regulations under the Commodity Exchange Act, Securities Act of 1933 or Securities Exchange Act of 1934, to a non-regulated account and/or a Foreign Exchange Account shall have such other authorization by the Customer as is required by such laws and their regulations. The Customer authorizes CISFS to debit immediately any margin or collateral payment called for to any of its accounts including Foreign Exchange Accounts showing a balance in its favor.

10.  MATTERS PRECEDENTS; CORPORATE RESOLUTION.

     CISFS shall not be required to enter into any Contracts with the Customer unless and until all legal matters incident to such Contracts shall be satisfactory to CISFS and its counsel, the provisions of paragraph 3(b) are met to the satisfaction of CISFS and its counsel, a duly executed copy of this Agreement is furnished to CISFS by the Customer, the Customer establishes the Collateral Account, and the Customer's standing payment instructions are furnished to CISFS. In addition, within 10 days of the date of this Agreement, the Customer (if a partnership or corporation) shall deliver to CISFS a certified copy of (i) an authorizing resolution of the Customer Board of Directors substantially in the form attached hereto or otherwise as acceptable to CISFS; and (ii) the names, titles, signatures, and phone numbers, including home phone numbers where applicable, of the persons duly authorized by the Customer to execute and deliver this Agreement and to initiate transactions in O.T.C. foreign exchange for the Customer's account. CISFS shall be entitled to rely on any such evidence until informed in writing by the Customer of any change.

11.  DEATH; INCOMPETENCY.

     If the Customer should die or become incompetent, any pending order shall be validly executed by CISFS, up to the time it receives written notice of the death or incompetence of the Customer, and CISFS is hereby indemnified against any loss arising therefrom.

12.  SEPARATE CONTRACTS.

     Each Contract for the purchase and sale of Foreign Currency hereunder is a separate Contract even though more than one such Contract may be included on a single confirmation.


13.  JOINT ACCOUNTS; TRUST ACCOUNTS.

     If this Agreement is extended to more than one natural person as the Customer, all such natural persons agree to be jointly and severally liable for the obligations assumed in this Agreement. If this Facility is extended to a trust, joint ownership, or partnership, the Customer hereby agrees to indemnify, defend, save and hold free and harmless CISFS for any losses, costs and expenses resulting from breach of any fiduciary duty or allegation thereof.

14.  LIMITATION OF LIABILITY.

     CISFS will not be responsible for delays or failures in the delivery of any Foreign Currency within the time specified for the delivery thereof to the extent the failure is caused by a breakdown of communication facilities or by any other cause beyond CISFS' reasonable control.

15.  COLLECTION EXPENSES.

      The Customer agrees to pay any and all losses, costs, expenses, internal charges and fees, including attorneys' fees, which attorneys may be employees of CISFS or its affiliates, paid or incurred by CISFS in connection with the collection and enforcement of this Agreement, the Collateral and the Contract.

16.  ARBITRATION.

     Any controversy arising out of or relating to transactions in this Account, this Agreement or the breach hereof or thereof shall be settled by arbitration pursuant to the commercial arbitration rules of the American Arbitration Association. Judgment upon any award entered by the arbitrators may be entered in any court of competent jurisdiction. Any such action must be brought within two years after the date of cause of action accrued.

17.  FULL DISCLOSURE.

     The Customer additionally represents to CISFS that the information provided by the customer in connection with this agreement is full, complete and accurate and CISFS is entitled to rely on this information until CISFS receives written notice from the customer of any change in such information.

18.  NOTIFICATION.

     Any notices and other communications may be transmitted to the Customer at the address, telephone or telefax number given herein, or at such other address, telephone or telefax number as the Customer hereafter shall notify CISFS in writing, and all notices or communications shall be deemed transmitted when telephoned, faxed or deposited in the mail by CISFS or CISFS' representative, whether actually received by the Customer or not. Confirmations, and account statements shall be deemed accurate unless objected to in writing within ONE business day from the date of such notice and such objection(s) delivered to CISFS at 233 South Wacker Drive, Suite 2300, Chicago, Illinois, 60604, Attention: Treasurer, telefax number
     (312) 460-4739, telephone number (312) 460-4000. In the event the Customer fails to receive a faxed confirmation within ONE Business Day of the date of the transaction, the Customer agrees to notify CISFS at the above address via fax immediately.

19.  GOVERNING LAW.

     This Agreement is made under and shall be governed by laws of the State of New York in all respects, including construction and performance. This Agreement shall be binding upon you and/or your estate, executors, administrators, successors and/or assigns.

20.  DISCLAIMER.

     The Customer acknowledges that CISFS is ultimately owned by Cargill, Incorporated and is under the common control of Cargill, Incorporated with Cargill Investor Services, Inc. The Customer further acknowledges that the

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     market recommendations of CISFS, if any, may or may not be consistent with the market position or intentions of Cargill, Incorporated, Cargill Investors Services, Inc. or their subsidiaries and/or affiliates. The market recommendations of CISFS, if any, are based upon information believed to be reliable, but CISFS cannot and does not guarantee the accuracy or completeness thereof or represent that following such recommendations will eliminate or reduce the risks inherent in transactions in foreign currency.

21.  TELEPHONE RECORDINGS.

     CISFS is hereby granted permission to record telephone conversations between its employees and the Customer. The Customer agrees that such recordings may be used as evidence by either party in any disputes between CISFS and the Customer.


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The undersigned, CIS Investments, Inc. (Print), hereby represents to CISFS that it is the managing owner of a Delaware business trust known as JWH Global Portfolio Trust (the "Trust"). In consideration of the opening of one or more foreign exchange accounts with CISFS for and in the name of the Trust, the undersigned further represents that as the managing owner of the Trust, it has proper authority to sign this Agreement and all related documents on behalf of the Trust and, for the account and risk of the Trust, to buy, sell, and trade in foreign currencies in said account in accordance with CISFS' terms and conditions.

                                        CIS INVESTMENTS, INC.,
                                        Managing Owner


                                        By:_____________________________________
_____________________________              L. Carlton Anderson
Date                                       Vice President

POWER OF ATTORNEY:



                   Power of Attorney Limited to Purchases and Sales
                                of Foreign Exchange


The undersigned hereby authorizes John W. Henry & Company, INC. as the undersigned's agent and attorney in fact to buy, sell and trade in foreign currencies in accordance with CISFS' terms and conditions for the undersigned's account and risk and in the undersigned's name on CISFS' books. The undersigned hereby agrees to indemnify and hold CISFS harmless from and to pay CISFS promptly on demand any and all losses arising therefrom or debit balance due thereon.

In all such purchases, sales or trades CISFS is authorized to follow the instructions of the aforesaid agent in every respect concerning the undersigned's account with CISFS; and the aforesaid agent is authorized to act for the undersigned and in the undersigned's behalf in the same manner and with the same force and effect as the undersigned might or could do with respect to such purchases, sales or trades as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or trades.

The undersigned hereby ratifies and confirms any and all transactions with CISFS heretofore or hereafter made by the aforesaid agent for the undersigned's account.

This authorization and indemnity is in addition to (and in no way limits or restricts) any rights which CISFS may have under any other agreement or agreements between the undersigned and CISFS.

This authorization and indemnity is a continuing one and shall remain in full force and effect until revoked by the undersigned by a written notice addressed to CISFS and delivered to its office at 233 S. Wacker Drive, Suite 2300, Chicago, Illinois 60606, but such revocation shall not affect any liability in any way resulting from transactions initiated prior to such revocation. This authorization and indemnity shall enure to the benefit of CISFS and of any successors or assigns.

                                        Customer:
                                        JWH GLOBAL PORTFOLIO TRUST
                                        By:   CIS Investments, Inc.


                                        By:_____________________________________
__________________________                 L. Carlton Anderson
Date                                       Vice President

                                 Schedule 1


     The Foreign Currencies under this Agreement are:


                    Australian Dollar
                    Belgian Franc
                    British Pound
                    Canadian Dollar
                    Danish Kroner
                    Dutch Guilder
                    European Currency Unit (ECU)
                    Finnish Markka
                    French Franc
                    German Mark
                    Greek Drachma
                    Hong Kong Dollar
                    Indian Rupee
                    Italian Lira
                    Japanese Yen
                    Malaysian Ringgit
                    New Zealand Dollar
                    Norwegian Krona
                    Saudi Riyal
                    Singapore Dollar
                    Spanish Peseta
                    Swedish Kroner
                    Swiss Franc
                    Thai Baht

                                     Schedule 2

     CISFS considers as acceptable collateral the following:

     1.   Immediately-available U.S. Dollar funds.

     2. Immediately available Foreign Currency deposits (only those currencies listed in Schedule 1).

                                  SCHEDULE 3                             11/1/95

                                       REQUIRED     REQUIRED                                            REQUIRED     REQUIRED
                                       INITIAL      MAINTENANCE                                         INITIAL      MAINTENANCE
                                       COLLATERAL   COLLATERAL                                          COLLATERAL   COLLATERAL
 CURRENCY     DEFINED      DEFINED     PER UNIT-    PER UNIT-      CURRENCY    DEFINED     DEFINED      PER UNIT-    PER UNIT-
   PAIR       CURRENCY     QUANTITY    EQUIVALENT   EQUIVALENT     PAIR        CURRENCY    QUANTITYY    EQUIVALENT   EQUIVALENT
-----------------------------------------------------------------------------------------------------------------------------------
AUD-CAD          CAD        100,000      1,215           911       GBP-AUD        AUD        100,000      1,485         1,114
AUD-CHF          AUD        100,000      4,590         3,443       GBP-BEF        BEF      2,500,000      2,800         2,100
AUD-DEM          AUD        100,000      2,700         2,025       GBP-CAD        CAD        100,000      2,565         1,924
AUD-ESP          ESP      8,000,000      1,900         1,425       GBP-CHP        GBP         62,500      1,755         1,316
AUD-FRF          AUD        100,000      2,700         2,025       GBP-DEM        DEM        125,000      1,755         1,316
AUD-JPY          AUD        100,000      4,050         3,038       GBP-ECU        ECU         62,500      1,500         1,125
AUD-NZD          AUD        100,000      1,300           975       GBP-ESP        ESP      8,000,000      1,300           925
AUD-USD          AUD        100,000      1,148           861       GBP-FIM        FIM        450,000      1,700         1,275
CAD-CHF          CAD        100,000      3,915         2,936       GBP-FRF        FRF        500,000      1,350         1,013
CAD-FRF          CAD        100,000      2,025         1,519       GBP-ITL        ITL    100,000,000      1,800         1,350
CAD-JPY          CAD        100,000      3,915         2,936       GBP-JPY        GBP         62,500      3,780         2,835
CHF-BEF          BEF      2,500,000      1,900         1,425       GBP-NLG        NLG        150,000      2,200         1,650
CHF-DKK          DKK        500,000      2,200         1,650       GBP-NOK        NOK        500,000      1,200           900
CHF-ESP          ESP      8,000,000      2,400         1,800       GBP-NZD        NZD        125,000      2,100         1,575
CHF-FIM          FIM        450,000      2,200         1,650       GBP-SEK        SEK        500,000      1,600         1,200
CHF-FRF          FRF        500,000      1,350         1,013       GBP-USD        GBP         62,500      2,093         1,570
CHF-ITL          ITL    100,000,000      2,800         2,100       NLG-BEF        BEF      2,500,000      2,800         2,100
CHF-JPY          CHF        125,000      2,565         1,924       NLG-DKK        DKK        500,000      2,300         1,725
CHF-NLG          NLG        150,000      3,100         2,325       NLG-FRF        NLG        150,000      2,700         2,025
DEM-BEF          BEF      2,500,000      1,600         1,200       NZD-BEF        NZD        125,000      2,200         1,650
DEM-CAD          CAD        100,000      2,160         1,620       NZD-CAD        CAD        100,000      1,100           825
DEM-CHF          DEM        125,000      1,215           911       NZD-CHF        NZD        125,000      2,500         1,875
DEM-DKK          DEM        125,000      1,400         1,050       NZD-DEM        NZD        125,000      2,100         1,575
DEM-ESP          ESP      8,000,000      1,800         1,350       NZD-ESP        ESP      8,000,000      1,600         1,200
DEM-FIM          DEM        125,000      1,300           975       NZD-FIM        NZD        125,000      2,000         1,500
DEM-FRF          DEM        125,000        945           709       NZD-FRF        NZD        125,000      2,100         1,575
DEM-ITL          ITL    100,000,000      2,500         1,875       NZD-ITL        ITL    100,000,000      1,800         1,350
DEM-JPY          DEM        125,000      2,430         1,823       NZD-JPY        NZD        125,000      2,200         1,650
DEM-NLG          DEM        125,000      2,400         1,800       NZD-SEK        SEK        500,000      1,800         1,350
DEM-NOK          NOK        500,000        800           600       NZD-USD        NZD        125,000        900           675
DEM-SEK          SEK        500,000      1,600         1,200       SEK-DKK        SEK        500,000      1,400         1,050
DKK-BEF          BEF      2,500,000      1,500         1,125       SEK-ESP        ESP      8,000,000      1,400         1,050
ECU-AUD          AUD        100,000      2,100         1,575       SEK-FIM        SEK        500,000      1,300           975
ECU-BEF          ECU         62,500      1,600         1,200       SEK-JPY        SEK        500,000      2,000         1,500
ECU-CAD          CAD        100,000      2,300         1,725       SEK-NOK        SEK        500,000      1,300           975
ECU-CHF          ECU         62,500      1,800         1,350       USD-BEF        BEF      2,500,000      2,700         2,025
ECU-DEM          ECU         62,500      1,600         1,200       USD-CAD        CAD        100,000        912           684
ECU-DKK          ECU         62,500      1,400         1,050       USD-CHF        CHF        125,000      3,915         2,936
ECU-ESP          ESP      8,000,000      1,400         1,050       USD-DEM        DEM        125,000      2,565         1,924
ECU-FIM          ECU         62,500      1,900         1,425       USD-DKK        DKK        500,000      2,400         1,800
ECU-FRE          ECU         62,500      1,500         1,125       USD-ESP        ESP      8,000,000      1,900         1,425
ECU-ITL          ITL    100,000,000      1,700         1,275       USD-FIM        FIM        450,000      3,100         2,325
ECU-JPY          ECU         62,500      1,800         1,350       USD-FRF        FRF        500,000      2,025         1,519
ECU-KLG          ECU         62,500      2,000         1,500       USD-GRD        GRD     17,500,000      2,300         1,725
ECU-NZD          NZD        125,000      1,600         1,200       USD-HKD        HKD        600,000        200           150
ECU-SEK          SEK        500,000      1,500         1,125       USD-INR        INR      2,500,000      1,200           900
ECU-USD          ECU         62,500      2,200         1,650       USD-ITL        ITL    100,000,000      1,900         1,425
ESP-ITL          ITL    100,000,000      1,800         1,350       USD-JPY        JPY     12,500,000      4,725         3,544
ESP-JPY          ESP      8,000,000      1,700         1,275       USD-MYR        MYR        200,000        900           675
FIM-NOK          NOK        500,000        900           675       USD-NLG        NLG        150,000      1,000           750
FRF-BEF          BEF      2,500,000      1,500         1,125       USD-NOK        NOK        500,000      2,200         1,650
FRF-ESP          ESP      8,000,000      1,500         1,125       USD-SAR        SAR        300,000      2,700         2,025
FRF-ITL          ITL    100,000,000      2,300         1,725       USD-SEK        SEK        500,000      1,900         1,425
FRF-JPY          FRF        500,000      2,363         1,772       USD-SGD        SGD        125,000      1,100           825
FRF-SEK          SEK        500,000      1,700         1,275       USD-THB        THB      2,000,000      1,700         1,275


                    FOREIGN EXCHANGE ACCOUNT AGREEMENT SUPPLEMENT


         THIS FOREIGN EXCHANGE ACCOUNT AGREEMENT SUPPLEMENT, made as of the ____ day of ________, 1996, by and between JWH Global Portfolio Trust (the "Trust") and CIS Financial Services, Inc., a Delaware Corporation (the "Dealer").

                                W I T N E S S E T H :

         WHEREAS, the Trust has been organized to engage in the speculative trading of all commodity interests, including futures contracts, options on futures contracts, and spot and forward contracts in currencies and precious metals ("Commodity Interests");

         WHEREAS, the Trust will allocate a portion of its total assets (the "Trading Assets") to trading spot and forward contracts in currencies (the "Forex Contracts");

         WHEREAS, the Trust and Cargill Investor Services, Inc. ("CIS"), an affiliate of the Dealer, have entered into a customer agreement (the "Customer Agreement") of even date herewith under which CIS will act as Commodity Interest broker for the Trust, will hold the Trust's assets in brokerage accounts, and from time to time either transmit or transfer a portion of such assets to or from the Dealer;

         WHEREAS, the Trust and the Dealer have, as of the date hereof, entered into a Foreign Exchange Account Agreement (which, together with this Foreign Exchange Account Agreement Supplement shall be referred to as the "Forex Agreement") setting forth certain terms and conditions upon which the Dealer shall provide services to the Trust related to the Trust's trading of Forex Contracts; and

         WHEREAS, the Trust and the Dealer wish to enter into this Foreign Exchange Account Agreement Supplement which sets forth certain terms and conditions upon which the Dealer will serve as a dealer for the trading of Forex Contracts on behalf of the Trust for the term of the Forex Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. Initially capitalized terms used herein and not otherwise defined shall have the meanings assigned them in the Foreign Exchange Account Agreement annexed hereto.

         2.   DUTIES OF THE DEALER WITH RESPECT TO FOREX CONTRACT TRADING.
With respect to trading by the Trust in Forex Contracts, the Dealer shall at the request of the Trust's trading advisor obtain competitive quotes for Forex Contracts from Forex Contract dealers with whom the Dealer has a Forex Contract trading relationship ("Counterparties") and relay those quotes to the trading advisor. If requested by the trading advisor, the Dealer shall in its own name enter into a Forex Contract with the Counterparty selected by the Dealer and shall simultaneously enter into an identical Forex Contract with the Trust at the same price.

         3. COMPENSATION TO THE DEALER. Dealer shall be compensated for its services hereunder by CIS and not by the Trust.

         4.   NET-OUT ON BANKRUPTCY

         a.   Notwithstanding any other provisions hereof, of any Forex
Contract or any other agreement between the parties, in the event either party (the "Defaulting Party") shall: (a) become bankrupt or insolvent, however evidenced, or be unable to pay its debts as they fall due, (b) file a petition or otherwise commence a proceeding under any bankruptcy, insolvency or similar law or have any such petition filed or proceeding commenced against it, or have a liquidator, administrator, receiver or trustee appointed with respect to it or any substantial portion of its assets, or (c) default in the payment or performance of any obligation to the other party (the "Non-Defaulting Party") hereunder, under a Forex Contract or otherwise; then in any such event, the Non-Defaulting Party shall have the right immediately and at any time(s) thereafter to liquidate any or all outstanding Forex Contracts from time to time by:

              (i) closing out each Forex Contract being liquidated at its Market Value at such time (so that a settlement payment in an amount equal to the difference between such Market Value and the Contract Value of such Forex Contract shall be due to the purchaser of Currency under that Forex Contract if such Market Value is greater than such Contract Value and with such settlement payment being due to the seller of Currency under that Forex Contract if the opposite is the case) and

              (ii) setting off (A) all settlement payments which Dealer owes to the Trust as a result of such close-out, plus (at the Non-Defaulting party's election) any other amounts which Dealer owes the Trust hereunder or under a Forex Contract, plus any Collateral Dealer then holds, against (B) all settlement payments which the Trust owes to Dealer as a result of such close-out hereunder or under a Forex Contract, so that all such payments shall be netted to a single liquidated amount payable by one party to the other.

         The net amount due after such liquidation shall be paid by the close of business on the next business day.

         b. The Non-Defaulting Party's rights under this Section 4 shall be in addition to, and not in limitation of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise).

         5. TERM. The Forex Agreement shall continue in effect for the term of the Customer Agreement between the Trust and CIS and will terminate simultaneously with the Customer Agreement. In addition the Forex Agreement may be terminated by the Trust at any time on 60 days' written notice to the Dealer, provided that any open Forex Contract which the Dealer held prior to the notice of termination shall be held by the Dealer and this Forex Agreement shall continue to be in effect with respect to such Forex Contracts until the applicable settlement date of such Forex Contracts.

         6. INCORPORATION BY REFERENCE. The Foreign Exchange Account Agreement annexed hereto is hereby incorporated by reference herein and made a part hereof to the same extent as if such document were set forth in full herein. If any provision of this Foreign Exchange Account Agreement Supplement is or at any time becomes inconsistent with the annexed document, the terms of this Foreign Exchange Account Agreement Supplement shall control.


         7. ACKNOWLEDGMENT. The Dealer acknowledges that the obligations of this Agreement are not binding against the Unitholders individually but are binding only upon the assets and property of the Trust, and that, in the event of any obligation or claim arising hereunder against the Trust, no resort shall be had to any Unitholder's personal property for the satisfaction of such obligation or claim.

         8. COMPLETE AGREEMENT. The Forex Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding as between the parties unless in writing and signed by the party against whom enforcement is sought.

         9. ASSIGNMENT. This Forex Agreement may not be assigned by a party without the express written consent of the other party.

         10. AMENDMENT. This Forex Agreement may not be amended except by the written consent of the parties hereto.

         11. SURVIVAL. The provisions of this Forex Agreement shall survive the termination of this Forex Agreement with respect to any matter arising while this Forex Agreement is in effect.

         12. HEADINGS. Headings of sections herein are for the convenience of the parties only and are not intended to be part of or to affect the meaning or interpretation of this Forex Agreement.

         13. NO WAIVER. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

         IN WITNESS WHEREOF, the parties hereto have executed this Foreign Exchange Account Agreement Supplement as of the day and year first above written.

                             JWH GLOBAL PORTFOLIO TRUST
                             By: CIS INVESTMENTS, INC.,
                                 a Managing Owner


                             By:
                                 --------------------------
                                 L. Carlton Anderson
                                 Vice President


                             CIS FINANCIAL SERVICES, INC.


                             By:
                                 --------------------------
                             Name:
                                    --------------------------
                             Title:
                                    --------------------------